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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED):
                                 AUGUST 9, 1996


                       LANDRY'S SEAFOOD RESTAURANTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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
  DELAWARE                      000-22150                    76-0405386
- ----------------              -----------                ------------------
  (STATE OF                   (COMMISSION                   (IRS EMPLOYER
INCORPORATION)                FILE NUMBER)               IDENTIFICATION NO.)

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                              1400 POST OAK BLVD.
                                   SUITE 1010
                             HOUSTON, TEXAS  77056
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                 (713) 850-1010
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     At a Special Meeting of the shareholders of Bayport Restaurant Group, Inc. ("Bayport") held on July 30, 1996, the common and preferred shareholders of Bayport, voting as separate classes, approved the terms of that certain Agreement and Plan of Merger (the "Plan") dated as of April 18, 1996 by and among Landry's Seafood Restaurants, Inc. (the "Registrant"), Landry's Acquisition, Inc., a wholly owned subsidiary of the Registrant ("Sub") and Bayport and the merger of Sub with and into Bayport contemplated thereunder (the "Merger"). Pursuant to the Plan, each outstanding share of the Common Stock, $.001 par value per share of Bayport (the "Bayport Common Stock"), and convertible Preferred Stock, $.01 par value per share, of Bayport (the "Bayport Preferred Stock") will be exchanged for .1890 shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Registrant (the "Common Exchange Ratio") and .0472 shares of the Preferred Stock, $.01 par value per share (the "Preferred Stock"), of the Registrant, respectively. The Preferred Stock is convertible on a one-for-one basis into shares of Common Stock. Shares of Common Stock reserved for issuance upon the exercise of outstanding Bayport stock options and warrants will now be exercisable for shares of Landry's Common Stock as adjusted for the Common Exchange Ratio. At such Special Meeting, the vote of the common shareholders of Bayport was: 6,055,976 For; 109,180 Against; and 393,188 Abstain and the vote of the preferred shareholders of Bayport was 1,797,348 For; 8,400 Against; and -0- Abstain. The Registrant consummated the acquisition of all of the outstanding shares of Bayport on August 9, 1996.

     For additional information with respect to the Registrant's acquisition of all of the outstanding shares of Bayport, the Registrant hereby incorporates by reference the Registrant's Registration Statement on Form S-4 No. 333-03329 and all amendments thereto filed with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     For financial statements, pro forma financial information and exhibits related to the transaction described in Item 2, the Registrant hereby incorporates by reference the Registrant's Registration Statement on Form S-4 No. 333-03329 and all amendments thereto filed with the Securities and Exchange Commission.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LANDRY'S SEAFOOD RESTAURANTS, INC.
                                        ----------------------------------
                                        (Registrant)


                                        /s/ TILMAN J. FERTITTA
                                        ----------------------------------
                                        Tilman J. Fertitta
Dated:  August 9, 1996                  President and Chief Executive Officer
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